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                                PORTFOLIO PLUS

                         FAMILY LIFE INSURANCE COMPANY
                    MERRILL LYNCH VARIABLE ANNUITY ACCOUNT

    SUPPLEMENT DATED DECEMBER 9, 1996 TO THE PROSPECTUS DATED MAY 1, 1991.

          This supplement describes certain changes to the subaccounts available for the allocation of premiums or contract value under Portfolio Plus flexible premium deferred variable annuity contracts (the "Contracts"), effective after the close of business on December 6, 1996. Please retain this supplement with your Contract prospectus for your reference.

          CERTAIN CHANGES AFFECTING THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC. After the close of business on December 6, 1996, the Flexible Strategy Focus Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds") was merged with and into the Global Strategy Focus Fund of the Variable Series Funds. The Global Strategy Focus Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in the United States, Canada, Western Europe, and the Far East. Merrill Lynch Asset Management, L.P. ("MLAM"), the adviser to the Variable Series Funds, receives an advisory fee from the Global Strategy Focus Fund of 0.65% of the average daily net assets of the Fund.

          CHANGES IN THE SUBACCOUNTS AVAILABLE UNDER THE CONTRACTS. After December 6, 1996, (i) premiums and contract value may be allocated to the new subaccount investing in the Global Strategy Focus Fund; and (ii) premiums and contract value may no longer be allocated to the subaccount investing in the Flexible Strategy Focus Fund. After the close of business on December 6, 1996, contract value then allocated to the subaccount investing in the Flexible Strategy Focus Fund will be allocated to the subaccount investing in the Global Strategy Focus Fund. Thereafter, contract value may be reallocated in accordance with the terms of your Contract.

          If you have any questions about these changes, please contact your Financial Consultant or call the Annuity Service Center at (800) 535-5549. For your reference, a copy of the current prospectus for the Variable Series Funds, including the Global Strategy Focus Fund, is enclosed.